SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))


                               Lectec Corporation
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Items 22(a)(2) of Schedule A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transactions applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing party:

    (4) Date filed:



                               LECTEC CORPORATION
                             10701 RED CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343

                             ----------------------

                    NOTICE OF REGULAR MEETING OF SHAREHOLDERS

                             ----------------------


The 1996 Regular Meeting of the Shareholders of LecTec Corporation, a Minnesota corporation (the "Company"), will be held at The Minneapolis Marriott Southwest Hotel, 5801 Opus Parkway, Minnetonka, Minnesota 55343, on Monday, November 18, 1996, at 3:00 p.m., for the following purposes:

    1. To elect five directors to serve on the Board of Directors for a term of one year and until his successor is duly elected and qualified.

    2. To ratify the appointment of Grant Thornton, LLP as the Company's independent auditor for the Company's current fiscal year.

    3. To approve an amendment to increase the shares reserved for the 1989 Stock Option Plan.

    4. To approve an amendment to the 1989 Stock Option Plan to allow for gifting of fully vested and exercisable options.

    5. To approve an amendment to the 1991 Directors' Stock Option Plan to allow for gifting of fully vested and exercisable options.

    6.  To transact such other business as may properly come before the meeting.

Only shareholders of record as at the close of business on Monday, September 16, 1996, the record date, are entitled to notice of and to vote at the meeting.

THE COMPANY HAS FILED AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS MAY OBTAIN A COPY OF THIS REPORT WITHOUT CHARGE BY WRITING TO LECTEC CORPORATION, SHAREHOLDER RELATIONS, 10701 RED CIRCLE DRIVE, MINNETONKA, MINNESOTA 55343.

Whether or not you expect to attend the meeting in person, please complete, sign and promptly return the enclosed form of Proxy.

                                   By Order of the Board of Directors


                                   /s/ Rodney A. Young
                                   Rodney A. Young
                                   CEO, PRESIDENT

Minnetonka, Minnesota
October 14, 1996




                               LECTEC CORPORATION
                             10701 RED CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343


                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

             REGULAR MEETING OF SHAREHOLDERS -- NOVEMBER 18, 1996


                INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed Proxy is solicited by the Board of Directors of LecTec Corporation (the "Company") for use at the Regular Meeting of Shareholders to be held Monday, November 18, 1996, at 3:00 p.m., local time, at The Minneapolis Marriott Southwest Hotel, 5801 Opus Parkway, Minnetonka, Minnesota 55343, or any adjournments thereof (the "Meeting"), for the purposes set forth herein and in the accompanying Notice of Regular Meeting of Shareholders. Proxies will be voted in accordance with the directions specified therein. ANY PROPERLY EXECUTED PROXY IN WHICH THE SHAREHOLDER SPECIFIES NO DIRECTION WITH RESPECT TO ANY ITEM(S) OF BUSINESS WILL BE VOTED IN FAVOR OF EACH OF THE ITEM(S) OF BUSINESS DESCRIBED IN THIS PROXY STATEMENT. ANY PROPERLY EXECUTED PROXY IN WHICH THE SHAREHOLDER ABSTAINS WITH RESPECT TO ANY ITEM(S) OF BUSINESS IS CONSIDERED TO BE A NEGATIVE VOTE ON ANY ITEM(S) OF BUSINESS TO WHICH THE SHAREHOLDER ABSTAINS. A SHAREHOLDER (INCLUDING A BROKER) WHO DOES NOT GIVE AUTHORITY TO A PROXY TO VOTE, OR WITHHOLDS AUTHORITY TO VOTE ON ANY ITEM(S) OF BUSINESS, SHALL NOT BE CONSIDERED PRESENT AND ENTITLED TO VOTE ON ANY ITEM(S) OF BUSINESS FOR WHICH AUTHORITY TO VOTE WAS WITHHELD. These Proxy solicitation materials and the annual report for the fiscal year 1996 are first being sent to Shareholders on or about October 14, 1996.

Under Minnesota law, the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Meeting is necessary to approve each item of business properly presented at the meeting of shareholders. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum.

As of September 16, 1996, the record date fixed for the determination of shareholders of the Company entitled to notice of and to vote at the Meeting, there were 3,835,989 outstanding shares of Common Stock, which is the only class of capital stock of the Company. Each shareholder will be entitled to one vote per share on all matters acted upon at the Meeting.

Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated by the election inspectors appointed for the meeting.

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by (i) delivering to the principal office of the Company a written notice of revocation, (ii) filing with the Company a duly executed Proxy bearing a later date or (iii) attending the Meeting and voting in person.

The costs of this solicitation will be borne by the Company. Proxies may be solicited by the Company's directors, officers and regular employees, without extra compensation, by mail, telegram, telephone and personal solicitation. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's Common Stock. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners.


                            ELECTION OF DIRECTORS

GENERALLY
The Company's Amended and Restated By-laws provide that the size of the Board of Directors shall be one or more directors, with the number of directors to be determined by the shareholders from time to time prior to the election of directors. The Board of Directors may increase the number of directors at any time. At their last meeting on November 17, 1995, the shareholders elected five directors.

THE BOARD OF DIRECTORS RECOMMEND THAT LEE M. BERLIN, ALAN C. HYMES, M.D., PAUL O. JOHNSON AND ALAN J. WILENSKY BE RE-ELECTED AS DIRECTORS, AND RODNEY
A. YOUNG, APPOINTED BY THE BOARD OF DIRECTORS AS A DIRECTOR EFFECTIVE AUGUST 12, 1996, BE ELECTED AS A NEW DIRECTOR, EACH TO HOLD OFFICE FOR A TERM OF ONE YEAR AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED. All of the nominees are members of the Board of Directors of the Company and have served in that capacity since originally elected or designated as indicated below.

The Board of Directors held twelve meetings during the fiscal year ended June 30, 1996. All incumbent directors then serving as a member of the Board of Directors participated in each meeting.

VOTING INFORMATION
A shareholder submitting a Proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. IF A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED IN RESPECT OF THE ELECTION OF DIRECTORS, IT IS INTENDED THAT THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE ELECTION OF ALL OF THE NOMINEES. Each of the nominees has agreed to serve the Company as a director if elected; however, should any nominee become unwilling or unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend. The Company's Articles of Incorporation prohibit cumulative voting.

NOMINEES AND DIRECTORS


NAME                    AGE   TITLE
----                    ---   -----

Rodney A. Young         41    Chairman*
                              Chief Executive Officer, President and Director

Alan C. Hymes, M.D.     64    Director

Lee M. Berlin           74    Director

Paul O. Johnson         59    Director

Alan J. Wilensky        49    Director

------------------------
* Mr. Young has been appointed Chairman of the Board effective November 18,
1996.

There is no family relationship among the nominees.

RODNEY A. YOUNG was appointed a director, Chief Executive Officer and President of the Company on August 12, 1996. He replaced the retiring Thomas
E. Brunelle, Ph.D. as Chief Executive Officer and President. Mr. Young most recently served Baxter International, Inc. for five years in various capacities, most recently as Vice President and General Manager of the Specialized Distribution Division.

ALAN C. HYMES, M.D. is a founder of the Company, has been a director since 1977 and acts as the Company's medical consultant. He has been engaged in the private practice of surgery since 1968. He is a diplomat of the American Board of Surgery and the American Board of Thoracic and Cardiovascular Surgery.

LEE M. BERLIN has been a Director since 1981 and served as Chairman of the Board from 1983 through May 1993. He served as the Company's Chief Executive Officer from 1983 through January 1989. Prior to joining the Company, Mr. Berlin served in a variety of foreign and domestic marketing, product development and general management positions with Minnesota Mining & Manufacturing Company ("3M"). Currently, Mr. Berlin manages personal business interests.

PAUL O. JOHNSON has been a director of the Company since 1988. He was employed by H.B. Fuller Company from 1979 until December 31, 1988 when he resigned his position as Senior Vice President-Administration and Corporate Secretary. Currently, Mr. Johnson manages personal business interests.

ALAN J. WILENSKY became a director of the Company in 1994. He is a partner in the Washington office of the international law firm of Bryan Cave. In 1992 and 1993, he served as Acting Assistant Secretary and Deputy Assistant Secretary for Tax Policy of the United States Department of the Treasury. Prior to his government service, he was engaged in the private practice of law in Minneapolis.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
Based solely upon the review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during the fiscal year ending June 30, 1996, the Company is not aware of any delinquent, late or untimely filings of any director, officer, beneficial owner of ten percent or more of the Company's common stock or any other persons subject to Section 16 (a) filing requirements.

DIRECTORS' COMPENSATION
In December 1990 the Board of Directors of the Company adopted a proposal effective January 1, 1991 to pay outside directors for their services at the rate of $1,000 per quarter and $100 per each Board or Committee meeting attended, with the chairperson of each committee receiving an additional $50 per meeting attended and to include reasonable meeting expenses. During the fiscal year ending June 30, 1996, the Company paid or accrued $6,000 for the benefit of Dr. Hymes, $6,250 for Mr. Johnson, $5,950 for Mr. Berlin, $5,800 for Mr. Wilensky and $2,600 for Mr. George Ingebrand (who did not stand for re-election at the November 17, 1995 Regular Meeting of Shareholders).

1991 DIRECTORS' STOCK OPTION PLAN
The Company's 1991 Directors' Stock Option Plan (the "Directors' Plan") was adopted by shareholders on November 26, 1991, and has reserved 115,762 shares (when adjusted for stock dividends) for issuance pursuant to options granted under the Directors' Plan. Under the Directors' Plan, options to purchase shares of the Company's Common Stock may be granted to persons participating in the Directors' Plan at an option price equal to the fair market value of the stock on the date the option is granted. A committee consisting of three or more disinterested persons appointed by the Board of Directors (the "Committee") selects participants in the Directors' Plan from among outside directors (directors who are not employees) of the Company or its domestic and international subsidiaries. The Committee determines, in its sole discretion, upon recommendations by management, who will be granted options, or if options will be granted, from an eligibility list of all outside directors. The Committee is permitted, pursuant to the Directors' Plan, to impose such conditions on the manner of exercise and to set such terms of the options, as the Committee, in its sole discretion, may determine. To date the Committee has consistently established ten years from the date of grant as the terms of the options.

The Directors' Plan is considered a nonstatutory stock option plan for Federal income tax purposes. As such, an optionee will generally not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the optionee in the year of exercise. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Included within the eligible group under the Directors' Plan are the current outside directors of the Company (4 persons). During the fiscal year ended June 30, 1996, the Company granted 3,000 shares at a price of $9.00 to each of the following current outside directors: Alan C. Hymes, M.D., Lee M. Berlin, Paul O. Johnson and Alan J. Wilensky. During the fiscal year ended June 30, 1995, the Company granted 2,500 shares at a price of $9.00 to each of the following current outside directors: Alan C. Hymes, M.D., Lee M. Berlin, Paul O. Johnson and Alan J. Wilensky. During the fiscal year ended June 30, 1994, the Company granted 2,625 shares at a price of $9.524 (shares and price adjusted for stock dividend) to each of the following current outside directors: Alan C. Hymes, M.D., Lee M. Berlin and Paul O. Johnson. The number of options that may be granted to eligible persons in the foregoing groups in the future cannot be determined. At this time, no options have been exercised by the nominees presently serving as members of the Board of Directors. The closing market price of a share of the Company's stock on September 16, 1996 was $9.00.

STANDING COMMITTEES
The Board of Directors of the Company has five standing committees, each established in 1984. The Executive Committee was established to act on behalf of the Board for all matters except those designated. The Audit Committee was established to review and investigate all matters pertaining to the accounting activities of the Company and the relationship of the Company with its independent auditor. The Compensation Committee was established to determine and periodically evaluate various levels and methods of compensation for directors, officers and employees of the Company. The Finance Committee was established to provide guidance with respect to the Company's financing needs, to review investment policies for the Company's funds and to review the Company's insurance program. The Board Organization Committee was established to identify potential candidates for Board membership, to review the composition and size of the Board and to audit the Company's program for senior management succession. The Board Organization Committee will also review potential candidates suggested by shareholders for director membership. The Audit Committee held three meetings during the last fiscal year. The Compensation Committee held three meetings during the last fiscal year, and The Board Organization Committee met twice. All members of the committees attended each meeting. The Executive and Finance Committees did not meet during the last fiscal year. The following table shows the names of the directors as they served on each committee during the last fiscal year:


       COMMITTEE                     MEMBERS
       ---------            --------------------------

       Executive            Thomas E. Brunelle, Ph.D.*
                                 Alan J. Wilensky
                                 Paul O. Johnson

         Audit                   Paul O. Johnson*
                               Alan C. Hymes, M.D.

      Compensation                Lee M. Berlin*
                                 Paul O. Johnson
                               Alan C. Hymes, M.D.
                                 Alan J. Wilensky

        Finance                 Alan J. Wilensky*
                                 Paul O. Johnson

  Board Organization              Lee M. Berlin*
                               Alan C. Hymes, M.D.
                            Thomas E. Brunelle, Ph.D.
------------------------
* Committee Chairman



                          SECURITY OWNERSHIP OF CERTAIN
                              BENEFICIAL OWNERS AND
                                   MANAGEMENT

The following table sets forth certain information regarding ownership of the Company's Common Stock as of September 16, 1996, by (i) each person known to the Company to own beneficially more than 5% of its outstanding shares of Common Stock; (ii) each director of the Company; (iii) the officer named in the Summary Compensation Table of this Proxy Statement; and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown. In addition, unless otherwise indicated, the address of each person named below is the address of the Company.

                                                    NUMBER OF SHARES    PERCENT OF SHARES
NAME                                               BENEFICIALLY OWNED   BENEFICIALLY OWNED
----                                               ------------------   ------------------
Lee M. Berlin.....................................      551,029(1)             13.8%
Perkins Capital Management, Inc...................      423,398(2)             10.6%
  730 East lake Street
  Wayzata, MN 55391
Alan C. Hymes, M.D................................      393,542(3)              9.9%
Thomas E. Brunelle, Ph.D..........................       61,918(4)              1.6%
Paul O. Johnson...................................       28,137(5)                 *
Alan J. Wilensky..................................        6,500(6)                 *
Rodney A. Young...................................         None                    -
All directors and executive officers as a group
  (8 individuals).................................    1,083,546(7)             27.2%

------------------------
* Less than 1%

(1) The figure includes 75,605 shares owned by Mr. Berlin's wife, 137,145 shares owned by Mr. Berlin's son (Mr. Berlin has disclaimed beneficial ownership of such shares), and options, granted to Mr. Berlin, available for exercise within 60 days to purchase 8,125 shares.

(2)  Based upon a Schedule 13G as of July 9, 1996.

(3) The figure includes options granted to Dr. Hymes, available for exercise within 60 days, to purchase 16,669 shares.

(4) The figure includes options, granted to Dr. Brunelle, available for exercise within 60 days, to purchase 52,406 shares.

(5) The figure includes options, granted to Mr. Johnson, available for exercise within 60 days, to purchase 24,772 shares.

(6) The figure includes options, granted to Mr. Wilensky, available for exercise within 60 days, to purchase 5,500 shares.

(7) The figure includes shares and options described in the preceding footnotes and 4,421 shares owned by the Company's other officers, and options, available for exercise within 60 days, to purchase 37,999 shares granted to the Company's other officers.



                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

The Compensation Committee (the "Committee") of the Board of Directors is responsible for establishing compensation policy and administering the compensation programs for the Company's executive officers. The Committee is comprised of four independent outside directors. The Committee meets as may be necessary to review executive compensation policies, the design of compensation programs and individual salaries and awards for the executive officers. The purpose of this report is to inform shareholders of the Company's compensation policies for executive officers and the rationale for the compensation paid to executive officers.

COMPENSATION PHILOSOPHY
The Company's compensation program is designed to motivate and reward executives responsible for attaining the financial and strategic objectives essential to the Company's long-term success and continued growth in shareholder value. The compensation program has been designed to provide a competitive level of total compensation and offers incentive and equity ownership opportunities directly linked to the Company's performance and shareholder return. The Committee believes it is in the best interests of the shareholders to reward executives when the Company's performance objectives are achieved and to provide significantly less compensation when these objectives are not met. Therefore, a significant portion of executive compensation is comprised of "at risk" performance and stock-based incentives.

Key objectives of the compensation program are to:

     * Provide a strong, direct link between the Company's financial and strategic goals and executive compensation.

     * Motivate executives to achieve corporate operating goals through an emphasis on performance-based compensation.

     * Align the interests of executives with those of the Company's shareholders by providing a significant portion of compensation in Company Common Stock.

     * Provide competitive total compensation in order to attract and retain high caliber key executives critical to the long-term success of the Company.

EXECUTIVE OFFICER COMPENSATION PROGRAM
The key components of the Company's executive officer compensation program are base salary, annual incentives and long-term incentives. These elements are described below. During fiscal year 1996, specific and objective criteria were utilized to determine each element of an executive's compensation package.

BASE SALARY. The Committee annually reviews the base salaries of executive officers. In determining appropriate salary levels, the Committee considers individual performance, level of responsibility, scope and complexity of the position, internal equity and salary levels for comparable positions at peer industry companies.

During the fiscal years ended June 30, 1996, 1995 and 1994, the executive officer of the Company received nominal base salary increases. This reflects the Company's philosophy of shifting more of executive compensation to the "at risk" performance and stock-based incentives.

ANNUAL INCENTIVE AWARDS. The purpose of the Company's annual incentive program is to provide a direct financial incentive in the form of an annual cash bonus to executive officers and key managers who achieve corporate operating goals established under the Company's annual operating plan.

Executive officers are eligible for target awards under an annual incentive program ranging from 10% to 60% of base salary. The size of the target award is determined by the executive officer's position and competitive data for similar positions at peer industry companies. The Company will set aggressive earnings per share performance goals and, in keeping with the strong performance-based philosophy, the resulting awards will decrease or increase substantially if actual Company performance fails to meet or exceed targeted levels.

For the fiscal year 1996, the minimum earnings per share performance goals under the annual incentive program were not achieved. Consequently, no cash bonus payments were made under the annual incentive program.

Awards received under the aforementioned program will be offset against bonus awards granted under the "Profit Sharing Bonus Plan" described under the section entitled "Executive Compensation and Other Information."

LONG-TERM INCENTIVE PLANS. Long-term incentives are provided to executive officers through the Company's stock option program.

The Company's stock option program provides compensation that directly links the interest of management and shareholders, and aids in retaining key executive officers. Executive officers are eligible for annual grants of stock options. Guideline levels of options are prepared based on competitive data from peer industry companies. Individual awards are based on the individual's responsibilities and performance, ability to impact financial performance and future potential. All individual stock options are reviewed and approved by the Committee. Executive officers receive gains from stock options only to the extent that the fair market value of the stock has increased since the date of option grant.

CHIEF EXECUTIVE OFFICER COMPENSATION
Dr. Brunelle's base salary during fiscal 1996 was $110,000. The base salary of the Chief Executive Officer is established by the Compensation Committee in generally the same way as the base salary is determined for other executive officers.

Dr. Brunelle's bonus in fiscal 1996 consisted of a $108 payment under the "Profit Sharing Bonus Plan". A bonus payment under the annual incentive program described above was not granted during fiscal 1996 due to the Company not achieving the minimum performance goals established by the Committee.

In fiscal 1996, Dr. Brunelle received options to purchase up to 15,000 shares of the Company's common stock at an average exercise price of $9.50 per share.

CONCLUSION
The executive officer compensation program administered by the Committee provides incentive to attain strong financial performance and an alignment with shareholder interests. The Committee believes that the Company's compensation program focuses the efforts of the Company's executive officers on the continued achievement of growth and profitability for the benefit of the Company's shareholders.

                                   COMPENSATION COMMITTEE

                                   Lee M. Berlin, Chairman
                                   Alan C. Hymes, M.D.
                                   Paul O. Johnson
                                   Alan J. Wilensky


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION
The following table shows the cash and non-cash compensation for the fiscal years ended June 30, 1996, 1995 and 1994, awarded to or earned by Thomas E. Brunelle, Ph.D., the Chairman of the Board and the Company's President and Chief Executive Officer (the "Named Executive -- Note 1). There were no other executive officers of the Company whose total cash compensation exceeded $100,000 during fiscal 1996.


                          SUMMARY COMPENSATION TABLE


                                                                              LONG-TERM
                                                                            COMPENSATION
                                                 ANNUAL COMPENSATION           AWARDS
                                  FISCAL YEAR    -------------------    ---------------------
                                     ENDED                              SECURITIES UNDERLYING      ALL OTHER
NAME AND POSITION                  JUNE 30,       SALARY       BONUS           OPTIONS          COMPENSATION(2)
-----------------                 -----------    --------      -----    ---------------------   ---------------
Thomas E. Brunelle, Ph.D. (1)        1996        $110,000     $  108           15,000               $2,748
Chairman                             1995         105,000        699           15,000                5,276
President                            1994         100,000      2,398           37,626                5,169
Chief Executive Officer

------------------------
(1) Dr. Brunelle retired from the Company on August 12, 1996, relinquishing the executive officer positions of President and Chief Executive Officer. He will also not stand for re-election as a Director on November 18, 1996, thereby relinquishing his position of Chairman.

(2) Reflects Profit Sharing Pension Plan and Trust contributions for Dr. Brunelle of $0, $2,638 and $2,585 in fiscal years 1996, 1995 and 1994, respectively. Also includes matching contributions under the Company's 401(k) and Profit Sharing Plan for Dr. Brunelle of $2,748, $2,638, and $2,584 in fiscal years 1996, 1995 and 1994, respectively.


OPTION GRANTS IN LAST FISCAL YEAR
The following table contains information concerning the grant of stock options under the Company's 1989 Stock Plan to the Named Executive of the Company identified on the preceding table during the fiscal year ended June 30, 1996:


                                                                                               POTENTIAL
                                                   INDIVIDUAL GRANTS                           REALIZABLE
                                 -----------------------------------------------------          VALUE AT
                                                 PERCENT                                         ASSUMED
                                                 OF TOTAL                                    ANNUAL RATE OF
                                 NUMBER OF       OPTIONS                                       STOCK PRICE
                                 SECURITIES     GRANTED TO     EXERCISE                       APPRECIATION
                                 UNDERLYING     EMPLOYEES       PRICE                        FOR OPTION TERM
                                  OPTIONS       IN FISCAL        PER        EXPIRATION       ---------------
NAMES                             GRANTED         YEAR          SHARE          DATE            5%       10%
-----                            ----------     ----------     --------     ----------       -----     -----
Thomas E. Brunelle, Ph.D.(1)       15,000(2)      12.35%        $9.50        11-29-05      $89,610    $227,145

------------------------
(1) Dr. Brunelle retired from the Company on August 12, 1996, relinquishing the executive officer positions of President and Chief Executive Officer. He will also not stand for re-election as a Director on November 18, 1996, thereby relinquishing his position of Chairman.

(2)  This option became exercisable upon grant.


AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES The following table sets forth information with respect to the Named Executive, concerning the exercise of options during the fiscal year ended June 30, 1996 and unexercised options held as of June 30, 1996.


                                                                  NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                                    SHARES                      OPTIONS AT JUNE 30, 1996          AS OF JUNE 30, 1996(2)
                                   ACQUIRED        VALUE      ----------------------------    -----------------------------
NAME                              ON EXERCISE     REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
----                              -----------     --------    -----------    -------------    -----------     -------------
Thomas E. Brunelle, Ph.D. (1)...       0             0           52,406          38,097         $267,983        $130,954

------------------------
(1) Dr. Brunelle retired from the Company on August 12, 1996, relinquishing the executive officer positions of President and Chief Executive Officer. He will also not stand for re-election as a Director on November 18, 1996, thereby relinquishing his position of Chairman.

(2) The value of in-the-money options on June 30, 1996 equals the market value of underlying unexercised options less the option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option price.

1989 STOCK OPTION PLAN
The Company's 1989 Stock Option Plan (the "1989 Plan") was adopted by the shareholders on November 26, 1990. A total of 557,287 shares (when adjusted for stock dividends) of Common Stock were reserved for issuance under the 1989 Plan. At June 30, 1996, options granted to 64 persons pursuant to the 1989 Plan to purchase 472,191 shares in the aggregate were outstanding. The outstanding options have expiration dates between September 7, 1999 and June 24, 2006.

Under the 1989 Plan, options to purchase shares of the Company's Common Stock may be granted to persons participating in the 1989 Plan at an option price equal to the fair market value of the stock on the date the option is granted. A committee consisting of three or more disinterested persons appointed by the Board of Directors (the "Committee"), selects participants in the 1989 Plan from among salaried employees (including directors who are also employees) of the Company or its domestic and international subsidiaries, all of whom are eligible to participate in the 1989 Plan. As of September 16, 1996 there were 74 such eligible employees. The Committee determines, in its sole discretion, upon recommendations by management, who will be granted options, or if options will be granted. The Committee is permitted, pursuant to the 1989 Plan, to impose such conditions on the manner of exercise and to set such terms of the options, as the Committee, in its sole discretion, may determine. To date the Committee has consistently established ten years from the date of grant as the terms of the options.

The 1989 Plan is considered a nonstatutory stock option plan for Federal income tax purposes. As such, an optionee will generally not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the optionee in the year of exercise. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

During the past three fiscal years, options for 67,626 shares at an average per share price of $9.19 were granted individually to Dr. Brunelle; options for 168,313 shares at an average price of $9.59 per share were granted to all executive officers as a group; and options for 361,413 shares at an average per share price of $9.61 were granted to all employees as a group. During the last three fiscal years, realized net value of securities (market value less exercise price) pursuant to the exercise of options granted under the 1989 Plan, in the amount of $16,025 was realized by all executive officers as a group (4 persons), and $603,305 was realized by all employees as a group. The closing market price of a share of Company stock on September 16, 1996 was $9.00.

PROFIT SHARING BONUS PLAN
In June 1986, the Company's Board of Directors adopted a Profit Sharing Bonus Plan (the "Bonus Plan") pursuant to which all the Company's full-time employees who have completed two calendar quarters of employment are able to participate in a quarterly bonus pool equal to up to 9% of the Company's pretax income, reduced by certain amounts. The amount expensed for the fiscal year ended June 30, 1996 under the Bonus Plan was $2,820 for all employees as a group, including $108 for the benefit of Dr. Brunelle, and $410 for all executive officers as a group (4 persons). An aggregate of $78,331 was expensed under the Bonus Plan for the three fiscal years ended June 30, 1996 for all employees as a group, including $3,205 for Dr. Brunelle, and $12,799 to all executive officers as a group (4 persons).

PROFIT SHARING PENSION PLAN AND TRUST
In 1984, the Company entered into an indenture creating its Profit Sharing Pension Plan and Trust (the "Trust"). The Trust is funded through discretionary employer contributions. All employees who have completed at least one year of full-time employment are eligible to participate. An employee becomes vested in the Company contribution in 20% annual increments beginning at the completion of two years of service. Full vesting occurs upon retirement, death, or disability of the employee. For the fiscal year ended June 30, 1996 the Company did not make a contribution to the Trust. The Company contributed an aggregate of $102,503 to the Trust for the three fiscal years ended June 30, 1996 for all employees as a group, including $5,223 for the benefit of Dr. Brunelle and $17,753 for all executive officers as a group (4 persons).

LECTEC CORPORATION 401(K) AND PROFIT SHARING PLAN
Effective July 1, 1989, the Company adopted the LecTec 401(k) Plan ("401(k) Plan"). All full time employees who have at least one year of continuous service are eligible to participate in the 401(k) Plan. Any participating employee may contribute as much as 12% of his or her direct compensation by payroll deduction. The Company matches 50% of voluntary employee contributions to the 401(k) Plan not to exceed 50% of a maximum of 5% of a participant's direct compensation. Contributions may be invested, at the employee's option, in the following fourteen investment options: Guaranteed interest account, stock account, money market account, bond account, stock index account, LecTec Corporation common stock, government securities account, bond emphasis balanced account, stock emphasis balanced account, growth stock account, value stock account, small company stock account, international stock account and real estate account.

Employee contributions and earnings thereon are maintained in separate accounts for each employee. An employee is always 100% vested in his or her contributions and becomes vested in the Company contribution in 20 percent annual increments beginning at the completion of two years of service. Full vesting occurs upon retirement, death, or disability of the employee. Generally, an employee may not withdraw any portion of the Company contribution prior to retirement, termination of employment, death or disability. However, an employee who can show evidence of hardship may withdraw all or a part of his or her contribution at any time.

For the fiscal year ended June 30, 1996, the Company contributed to all employees, under the 401(k) Plan a total of $44,549. During the three fiscal years ended June 30, 1996, the Company contributed to the employees, under the 401(k) Plan, an aggregate of $118,564 for all employees as a group, including $7,970 for the benefit of Dr. Brunelle and $24,800 for all executive officers as a group (5 persons.)

NON-DIRECTOR, EXECUTIVE OFFICER OF THE REGISTRANT


NAME                     AGE       TITLE
----                     ---       -----

David A. Montecalvo       31       Vice President, Operations


DAVID A. MONTECALVO is Vice President, Operations. Mr. Montecalvo joined the Company in 1986 and held the position of Director, Corporate Science and Technology prior to July, 1995, when he was promoted to Vice President, Operations.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS The Compensation Committee (the "Committee") consists of four non-employee directors. Directors Berlin, Johnson, Hymes and Wilensky each served on the Committee for the entire fiscal year ended June 30, 1996.

Dr. Brunelle, Chairman of the Board, Chief Executive Officer and President of the Company, participated in portions of the meetings of the Committee, at the invitation of the Committee, and made various proposals to the Committee at its request. In addition, at the Committee's direction, Dr. Brunelle has set the cash compensation of certain other executives, subject to review and approval by the Committee.

Mr. Berlin was formerly an officer of the Company, having served as both Chairman of the Board and Chief Executive Officer of the Company. There were no other Compensation Committee "interlocks" within the meaning of the SEC rules.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
All current transactions between the Company and its officers, directors, principal shareholders or affiliates are and all future transactions between the Company and such affiliated parties will be on terms no less favorable to the Company than could have been obtained in arm's-length transactions with unaffiliated third parties, as determined by a majority of the disinterested members of the Company's Board of Directors. All future transactions with and loans to affiliated parties will be approved by a majority of the disinterested members of the Company's Board of Directors. In addition, the Company will make or guarantee loans to officers, directors, principal shareholders or other affiliates only for bona fide business purposes.

During fiscal 1994 Alan J. Wilensky, while a partner in the Washington office of Akin, Gump, Strauss, Hauer & Feld, served as the outside corporate counsel to the Company. During fiscal 1995 and 1996, as a partner in the Washington office of Bryan Cave LLP, Mr. Wilensky was retained as an outside counsel to the Company.


                      SHAREHOLDER RETURN PERFORMANCE GRAPH

The graph and table below compare the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return on the S & P 500 Index and the S & P Medical Products and Supplies Index over the same period. The graph and table assume the investment of $100 in each of the Company's Common Stock, the S & P 500 Index and the S & P Medical Products and Supplies Index on June 30, 1991 and that all dividends (cash and stock) were reinvested.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

[PLOT POINTS GRAPH]


                       6/30/91     6/30/92     6/30/93     6/30/94     6/30/95     6/30/96
                       -------     -------     -------     -------     -------     -------
LecTec Corporation       100          97         117         113         157         174
S & P 500                100         113         129         131         165         208
S & P Med. P&S           100         114          94          90         139         182



                     RATIFICATION OF APPOINTMENTS OF AUDITOR

The Board of Directors has appointed Grant Thornton LLP as the Company's independent auditor for the fiscal year which began July 1, 1996. A proposal to ratify that appointment will be presented at the Meeting. Grant Thornton LLP has served as the Company's auditor since June 1987. Representatives of Grant Thornton LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP. If the appointment is not ratified by the shareholders, the Board of Directors is not obligated to appoint another auditor, but the Board of Directors will give consideration to an unfavorable vote.


                      ADOPTION OF AN AMENDMENT TO INCREASE
               THE SHARES RESERVED FOR THE 1989 STOCK OPTION PLAN

The Board of Directors has adopted, subject to approval of the shareholders, an amendment to increase the shares reserved under the 1989 Stock Option Plan (the "1989 Plan") from 500,000 shares to 800,000 shares. The 1989 Plan was adopted by the shareholders on November 26, 1990 and is described under the section titled "Executive Compensation and Other Information" listed as "1989 Stock Option Plan".

The 1989 Plan also provides that the Board of Directors may amend, alter or discontinue the 1989 Plan at any time, provided that, with the consent of the participant, any amendment may not adversely affect an award previously granted.

Adoption of this amendment requires the affirmative vote of the holders of a majority of the shares of the Company's common stock present at the meeting and voting, in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO INCREASE THE SHARES RESERVED UNDER THE 1989 STOCK OPTION PLAN.


             ADOPTION OF AN AMENDMENT TO PARAGRAPH 7.10 OF SECTION 7
                          OF THE 1989 STOCK OPTION PLAN

The Board of Directors has also adopted, subject to approval of the shareholders, an amendment to paragraph 7.10 of section 7 of the 1989 Stock Option Plan (the "1989 Plan") which, as amended, will read as follows:

"No option granted under the Plan may be sold, pledged, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, excepting the transfer or assignment of fully vested and exercisable options for gifting purposes."

The 1989 Plan, as amended, will allow for gifting of fully vested and exercisable options.

The 1989 Plan provides that the Board of Directors may amend, alter, or discontinue the Plan at any time, provided that, without the consent of the participant, any amendment may not adversely affect an award previously granted.

Adoption of this amendment requires the affirmative vote of the holders of a majority of the shares of the Company's common stock present at the meeting and voting, in person or by proxy.


             ADOPTION OF AN AMENDMENT TO PARAGRAPH 7.9 OF SECTION 7
                    OF THE 1991 DIRECTORS' STOCK OPTION PLAN

The Board of Directors has adopted, subject to approval of the shareholders, an amendment to paragraph 7.9 of section 7 of the 1991 Directors' Stock Option Plan (the "Directors' Plan") which, as amended, will read as follows:

"No option granted under the Directors' Plan may be sold, pledged, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, excepting the transfer or assignment of fully vested and exercisable options for gifting purposes."

The Directors' Plan, as amended, will allow for gifting of fully vested and exercisable options.

The Directors' Plan provides that the Board of Directors may amend, alter, or discontinue the Directors' Plan at any time, provided that, without the consent of the participant, any amendment may not adversely affect an award previously granted.

Adoption of this amendment requires the affirmative vote of the holders of a majority of the shares of the Company's common stock present at the meeting and voting, in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO ALLOW FOR GIFTING OF FULLY VESTED AND EXERCISABLE OPTIONS UNDER THE 1991 DIRECTORS' STOCK OPTION PLAN.


                                 OTHER BUSINESS

The Company knows of no other matters to be acted upon at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.


                     PROPOSALS FOR THE NEXT REGULAR MEETING

Any proposal by a shareholder to be presented at the 1997 Regular Meeting of Shareholders must be received at the Company's principal executive offices at 10701 Red Circle Drive, Minnetonka, Minnesota 55343, not later than June 13, 1997.

                                   By Order of the Board of Directors


                                   /s/ Rodney A. Young
                                   Rodney A. Young
                                   CEO, PRESIDENT

Dated: October 14, 1996




                               LECTEC CORPORATION
                             10701 RED CIRCLE DRIVE
                              MINNETONKA, MN 55343

              REGULAR MEETING OF SHAREHOLDERS -- NOVEMBER 18, 1996
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT


The undersigned hereby appoint(s) Rodney A. Young and David A. Montecalvo, each with the power to act alone and with the powers of substitution and revocation, as proxies and agents ("Proxy Agents"), in the name of the undersigned, to represent and to vote as designated below all of the shares of Common Stock of LecTec Corporation (the "Company") held of record by the undersigned on September 16, 1996, at the Regular Meeting of Shareholders to be held at the Minneapolis Marriott Southwest Hotel, 5801 Opus Parkway, Minnetonka, Minnesota 55343 on Friday, November 18, 1996, at 3:00 p.m., and any adjournment(s) thereof, the undersigned herewith ratifying all that the said Proxy Agents may so do. The undersigned further acknowledges receipt of the Notice of Regular Meeting and the Proxy Statement in support of the Board of Directors' solicitation of proxies dated October 14, 1996.

1. ELECTION OF DIRECTORS TO SERVE FOR A TERM OF ONE YEAR AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED.

     [ ] FOR all nominees listed below         [ ]  WITHHOLD authority
         (EXCEPT AS MARKED TO THE CONTRARY)         TO VOTE FOR ALL NOMINEES
                                                    LISTED BELOW

    (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

    LEE M. BERLIN    ALAN C. HYMES, M.D.    PAUL O. JOHNSON    ALAN J. WILENSKY
                                 RODNEY A. YOUNG


2. PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP as the Company's independent auditor for the Company's current fiscal year.

                [ ] FOR          [ ] AGAINST         [ ] ABSTAIN


3. ADOPTION OF AN AMENDMENT TO INCREASE THE SHARES RESERVED FOR THE 1989 STOCK OPTION PLAN FROM 500,000 SHARES TO 800,000 SHARES.

                [ ] FOR          [ ] AGAINST         [ ] ABSTAIN


                            (continued on other side)



                           (continued from other side)

4. ADOPTION OF AN AMENDMENT TO THE 1989 STOCK OPTION PLAN TO ALLOW FOR GIFTING OF FULLY VESTED AND EXERCISABLE OPTIONS.

                [ ] FOR          [ ] AGAINST         [ ] ABSTAIN


5. ADOPTION OF AN AMENDMENT TO THE 1991 DIRECTORS' STOCK OPTION PLAN TO ALLOW FOR GIFTING OF FULLY VESTED AND EXERCISABLE OPTIONS.

                [ ] FOR          [ ] AGAINST         [ ] ABSTAIN


6. In their discretion, the Proxy Agents are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 5.

                                    Dated: _____________________________, 1996

                                    ------------------------------------------
                                                    (Signature)

                                    ------------------------------------------
                                                    (Signature)


                                    PLEASE DATE AND SIGN exactly as name(s)
                                    appears hereon and return promptly in the accompanying postage paid envelope. If shares are held by joint tenants or as community property, both shareholders should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


APPENDIX TO PROXY STATEMENT

                               LECTEC CORPORATION
                             1989 STOCK OPTION PLAN


Section 1. Establishment, Purpose, and Effective Date of Plan.

         1.1 Establishment. LecTec Corporation, a Minnesota corporation, hereby establishes the "LECTEC CORPORATION 1989 STOCK OPTION PLAN" (the "Plan") for key employees. The Plan permits the grant of stock options which do not qualify as incentive stock options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), and Stock Indemnification Rights.

         1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by encouraging and providing for the acquisition of an equity interest in the success of the Company by key employees, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

         1.3 Effective Date. The Plan shall become effective immediately upon adoption by the Board of the Company and shall be subject to ratification by the shareholders of the Company. Any Award made prior to shareholder ratification shall be subject to such ratification.

         Section 2. Definitions.

         2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

         (a) "Award" means any Option and/or Stock Indemnification Right under this Plan.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Committee" means-the committee appointed by the Board pursuant to
Section 4.1. The Board shall have the sole continuing authority to appoint members of the Committee both in substitution for members appointed and to fill vacancies, however caused.

         (d) "Company" means LecTec Corporation, a Minnesota corporation.

         (e) "Disability" means disability as defined in Section 22(e)(3) of the Code.

         (f) "Employee" means a salaried employee (including directors who are also employees) of the Company or its domestic or international Subsidiaries or any branch or division thereof.

         (g) "Fair Market Value" of the stock means (i) the closing price of the Stock as reported for composite transactions, if the Stock is then traded on a national securities exchange, (ii) the last sale price if the Stock is then quoted on the NASDAQ National Market System or (iii) the average of the closing representative bid and asked prices of the Stock as reported on NASDAQ on the date as of which fair market value is being determined. If on the date of grant of any option granted under the Plan, the Stock is not publicly traded, the Committee shall make a good faith attempt to satisfy the option price requirement and in connection therewith shall take such action as it deems necessary or advisable.

         (h) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, Option means an option that does not qualify as an Incentive Stock Option within the meaning of Section 422A of the Code.

         (i) "Participant" means any Employee designated by the Board to participate in the Plan.

         (j) "Retirement" (including "Early Retirement" and "Normal Retirement") means termination of employment under the terms of the LecTec Corporation Retirement Plan.

         (k) "Stock" means the Common Stock of the Company.

         (l) "Stock Indemnification Right" and "SIR" mean the right to receive a payment from the Company equal to the decline in value of a specified number of shares of Stock acquired upon exercise of a related Option hereunder and sold during a specified period of time.

         (m) "Subsidiary" means any entity of which, at the time such Subsidiary status is to be determined, more than 50% of the combined voting power of such entity is directly or indirectly owned by the Company.

         2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

         Section 3. Eligibility and Participation

         3.1 Eligibility and Participation. Participants in the Plan shall be selected by the Committee from among Employees who, in the opinion of the Board, are key employees.

         Section 4. Administration.

         4.1 Administration. The Committee shall be responsible for the general administration of the Plan. The Committee shall consist of three or more persons, none all of whom shall be "disinterested persons" with respect to the Plan within the meaning of Rule 16b-3(d) (3) under the Securities Exchange Act of 1934, as amended. The members of the Committee shall not be eligible to receive options under the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. The authority to grant Awards shall be vested in the Committee. Subject to the provisions of the Plan, the Committee, from time to time, shall determine the individuals to whom and the time or times at which an Award shall be granted, and the number of shares to be subject to each Option or SIR, the Option price per share, the period of each Option, and the other terms and provisions of Awards, which may or may not be identical. The Committee may also interpret the Plan, prescribe, amend and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its shareholders and in accordance with the purpose of the Plan. The Committee's determination shall be in all cases conclusive. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee may be made, without notice or meeting, and may be evidenced by a writing signed by a majority of the Committee members.

         Section 5. Stock Subject to the Plan.

         5.1 Number. The total number of shares of Stock subject to Options under the Plan may not exceed 200,000 subject to adjustment upon occurrence of any of the events indicated in Section 5.3. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

         5.2 Lapsed Options. If any Option granted under the Plan terminates, expires or lapses for any reason, any shares subject to such Option again shall be available for the grant of an Option.

         5.3 Adjustment in Capitalization. If there shall be any change in the Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and SIRs shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding Options and SIRs, in order to prevent dilution or enlargement of Option or SIR rights.

         Section 6. Duration of Plan.

         6.1 Duration of Plan. The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Section 11.2 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Award may be granted under the Plan on or after the tenth (10th) anniversary of the Plan's effective date.

         Section 7. Stock Options.

         7.1 Grant of Options. Subject to the provisions of Sections 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant.

         7.2 Option Agreement. Each Option shall be evidenced by an Option agreement that shall specify the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Committee shall determine.

         7.3 Option Price. Options granted pursuant to the Plan shall have an Option price that is equal to the Fair Market Value of the Stock on the date the Option is granted.

         7.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time it is granted.

         7.5 Exercise of Option. Options granted under the Plan shall be exercisable in whole or in part at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants, by the delivery of written notice of exercise to the Company.

         7.6 Payment. Except as allowed in the next sentence, payment in full, in cash or other means satisfactory to the Committee, shall be made for all Stock purchased at the time written notice of exercise of an option is given to the Company. The Committee may, in its sole discretion, allow the Optionee, at the time an Option is exercised, to pay the total purchase price of the Stock, or any portion thereof, by means of transfer from the Optionee to the Company of previously acquired shares of the Company's common stock having a then current aggregate Fair Market Value, determined as of the close of business on the day preceding the transfer, equal to such total purchase price, or any portion thereof, or by a combination of cash and such previously acquired shares of the Company's Stock. Shares of Stock owned through employee benefit plans of the Company may be used if no adverse tax consequence to either the Participant or the Company would result.

         7.7 Restrictions on Stock Transferability. The Board shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

         7.8 Termination of Employment Due to Death, Disability, or Retirement. In the event the employment of a Participant is terminated by reason of death, Disability, or Retirement, any outstanding Options then exercisable may be exercised at any time prior to the expiration date of the Options or within twelve (12) months after such date of termination of employment, whichever period is the shorter, except in the case of Retirement or Disability, a three
(3) year period shall be substituted for the twelve (12) month period.

         7.9 Termination of Employment Other than for Death, Disability, or Retirement. Except as otherwise set forth in the Option agreement, if the employment of the Participant shall terminate for any reason other than death, Disability, Retirement, or involuntarily for cause, the rights under any then outstanding Option granted pursuant to the Plan shall terminate upon the expiration date of the Option or three months after such date of termination of employment, whichever first occurs. Where termination of employment is involuntary for cause, rights under all Options shall terminate immediately upon termination of employment.

         7.10 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

         7.11 Optionee Transfer or Leave of Absence. For Plan purposes:

         (a) A transfer of an Optionee from the Company to a Subsidiary or vice versa, or from one Subsidiary to another; or

         (b) A leave of absence, duly authorized by the Company: shall not be deemed a termination of employment.

         8.1 Grant of Stock Indemnification Rights. Stock Indemnification Rights may be granted to Participants at any time and from time to time as shall be determined by the Committee. SIRs may be granted only to persons on whom the Company or the Securities and Exchange Commission places a holding period restriction on Stock acquired upon the exercise of an Option, and shall be granted only in connection with Options, including already existing Options.

         8.2 Term of SIR. Except as provided in Section 8.3 hereof, the term of an SIR shall begin on the date the related Option is exercised, and shall end on the last day of the seventh calendar month following such exercise date.

         8.3 Lapse of SIRs. In the event that a holding period restriction shall no longer be applicable to a Participant, any SIR granted to such Participant shall lapse 30 days after the receipt of notice by the Participant from the Company of such fact. Notwithstanding anything contained herein to the contrary, in the event that a Participant holding an SIR dies within six months of his exercise of a related Option, the SIR shall expire, and the SIR shall lapse, on the earlier of (i) a date that is 30 days after the Participant's executor or personal representative is duly appointed and qualified or (ii) the last day of the seventh calendar month after the date such Option was exercised.

         8.4 Payment of SIRs. Upon the sale of Stock acquired by exercise of an Option accompanied by an SIR at any time during the seventh calendar month following the date such Option is exercised, the Company shall make a payment to the holder of the SIR equal to the difference between (a) the Fair Market Value on the date of exercise of each share of Stock acquired upon exercise of the Option accompanied by the SIR and (b) the Fair Market Value on the date of sale of each share of the Stock acquired upon exercise of the Option, sold by the Participant during the seventh month of the period, if the Fair Market Value of the Stock sold is less than the Fair Market Value of the Stock subject to the Option on the date such Option is exercised.

         8.5 Termination of Employment. Termination of employment shall not affect the payment of an SIR, except as provided in Section 8.3 with respect to lapse of an SIR. If recipient dies before receiving payment, any payout due will be paid to the recipient's designated beneficiary or, in the absence thereof, to the recipient's estate.

         8.6 Form and Timing of Payment. Payment of an SIR shall be made as soon as practicable after notice by the Participant to the Company of the sale, in cash.

         8.7 Nontransferability of SIRs. No SIR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

         8.8 SIR Agreement. Each SIR shall be evidenced by an SIR agreement (which may be included in any agreement with respect to a related Option) specifying the Option to which the SIR relates and containing such other provisions as the Committee shall determine.

         Section 9. Beneficiary Designation.

         9.1 Beneficiary Designation. Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

         Section 10.  Rights of Employees.

         10.1 Employment. Nothing in the Plan or in any Option Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Employee's employment at any time, nor confer on any Employee any right to continue in the employ of the Company or any of its Subsidiaries.

         10.2 Participation. No Employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

         Section 11.  Miscellaneous.

         11.1 Securities Matters. The exercise of an Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Stock pursuant to such exercise will not violate any state or federal securities or other laws. The Optionee desiring to exercise an Option may be required by the Company, as a condition of the effectiveness of any exercise of Option, to agree in writing that all shares of Stock to be acquired pursuant to such exercise shall be held for his or her own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will not be transferred or disposed of except in compliance with applicable federal and state laws. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option in order to allow the issuance of Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under the federal or state securities laws. The Company shall inform the Optionee in writing of its decision to defer the effectiveness of the exercise of an Option. During the period that the effectiveness of the exercise of an option has been deferred, the Optionee may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Stock to be issued hereunder or to effect similar compliance under any state laws.

         11.2 Amendment, Modification, and Termination of Plan. The Board at any time may terminate, and from time to time may amend or modify the Plan. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

         11.3 Status of Option. In no event shall Options granted hereunder be deemed to be Incentive Stock Options meeting the requirements of Section 422A of the Code.

         Section 12.  Tax Withholding.

         12.1 Tax Withholding. The Company shall have the power to withhold from compensation and other amounts owing to a Participant, or require a Participant to remit to the company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Plan.

         12.2 Use of Stock for Tax Withholding. In order to assist Participants in paying federal and state income taxes required to be withheld upon the exercise of an Option, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to elect to satisfy such income tax withholding obligation by having the Company withhold a portion of the Stock otherwise to be delivered upon exercise of such Option with a fair market value equal to the taxes required to be withheld. If a Participant makes an election to use Stock to pay income tax withholding obligations and the Participant's tax date is deferred for six months from the date of exercise of the Option, the optionee will initially receive the full amount of shares, but will be unconditionally obligated to surrender to the Company on the tax date the proper number of shares to satisfy the withholding obligation, plus cash for any remainder of the withholding obligation, including any fractional share withholding amount. Participants who are "officers" or "directors" of the Company, as those terms are used in Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16(b)"), may only elect to use Stock to satisfy income tax withholding obligations in compliance with the rules established by the Committee to comply with Section 16(b).

         Section 13.  Requirements of Law.

         13.1 Requirements of Law. The granting of Awards and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         13.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.


                    LECTEC CORPORATION 1989 STOCK OPTION PLAN
                                   AMENDMENT 1

         LecTec Corporation, during a meeting of its Board of Directors on February 26, 1991, approved a resolution to increase the number of shares available for issue to 300,000 from 200,000 as originally stated in Section 5.1 of the 1989 Stock Option Plan.

         The Company then proposed and received Shareholder approval for this Amendment during the Regular Shareholders' Meeting convened on November 26, 1991.


                    LECTEC CORPORATION 1989 STOCK OPTION PLAN
                                   AMENDMENT 2

         LecTec Corporation, during a meeting of its Board of Directors on May 7, 1993, approved a resolution to amend Paragraph 7.8 of Section 7 of the LecTec 1989 Stock Option Plan as follows:

         "Termination of employment due to death, disability or retirement. In the event the employment of a participant is terminated by reason of death, disability or retirement, any outstanding options [Note: the words 'then exercisable' have been removed] may be exercised at any time prior to the expiration date of the options or within twelve (12) months after such date of termination of employment, whichever is shorter, except in the case of Retirement or Disability, a three (3) year period shall be substituted for the twelve (12) month period."

         The Company then proposed and received Shareholder approval for this Amendment during the Regular Shareholders' Meeting convened on November 19, 1993.


                    LECTEC CORPORATION 1989 STOCK OPTION PLAN
                                   AMENDMENT 3

         LecTec Corporation, during a meeting of its Board of Directors on July 23, 1993, approved a resolution to increase the number of shares available for issue to 500,000 from 300,000 as previously stated in AMENDMENT 1 of the 1989 LecTec Stock Option Plan.

         The Company then proposed and received Shareholder approval for this Amendment during the Regular Shareholders' Meeting convened on November 19, 1993.


                    LECTEC CORPORATION 1989 STOCK OPTION PLAN
                                   AMENDMENT 4

         LecTec Corporation, during a meeting of its Board of Directors on March 15, 1996, approved a resolution to increase the number of shares available for issue to 800,000 from 500,000 as previously stated in AMENDMENT 3 of the 1989 LecTec Corporation Stock Option Plan.

         The Company then proposed and received Shareholder approval for this Amendment during the Regular Shareholders' Meeting convened on November 18, 1996.


                    LECTEC CORPORATION 1989 STOCK OPTION PLAN
                                   AMENDMENT 5

         LecTec Corporation, during a meeting of its Board of Directors on March 15, 1996, approved a resolution to amend Paragraph 7.10 of Section 7 of the LecTec Corporation 1989 Stock Option Plan as follows:

         "Nontransferability of Options. No option granted under the Plan may be sold, pledged, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, excepting the transfer or assignment of fully vested and exercisable options for gifting purposes."

         The Company the proposed and received Shareholder approval for this amendment during the Regular Shareholders' Meeting convened on November 18, 1996.




                               LECTEC CORPORATION
                        1991 DIRECTORS' STOCK OPTION PLAN


         Section 1. Establishment, Purpose, and Effective Date of Plan.

         1.1 Establishment. LecTec Corporation, a Minnesota Corporation, hereby establishes the "LECTEC CORPORATION 1991 DIRECTORS' STOCK OPTION PLAN" (the "Directors' Plan") for LecTec's Board of Directors who are not full time or part time employees of the company. The Directors' Plan permits the grant of stock options which do not qualify as incentive stock options within the meaning of
Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), and Stock Indemnification Rights.

         1.2 Purpose. The purpose of the Directors' Plan is to advance the interests of the Company and its shareholders by encouraging and providing for the acquisition of an equity interest in the success of the Company by Non-Employee Directors, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of Non-Employee Directors upon whose judgment, interest, and special effort the successful conduct of its operations is dependent.

         1.3 Effective Date. The Directors' Plan shall become effective immediately upon adoption by the Board of the Company and shall be subject to ratification by the shareholders of the Company. Any Award made prior to hareholder ratification shall be subject to such ratification.

         Section 2. Definitions.

         2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

                  (a) "Award" means any Option and/or Stock Indemnification Right under this Directors' Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Committee" means the committee appointed by the Board pursuant to Section 4.1. The Board shall have the sole continuing authority to appoint members of the Committee both in substitution for members appointed and to fill vacancies, however caused.

                  (d) "Company" means LecTec Corporation, a Minnesota corporation.

                  (e) "Disability" means disability as defined in Section 22(e)
         (3) of the Code.

                  (f) "Non-Employee Directors" means a Director of the Company who is not a full-time employee of the Company or its domestic or international Subsidiaries or any branch or division thereof.

                  (g) "Fair Market Value" of the stock means (i) the closing price of the Stock as reported for composite transactions, if the Stock is then traded on a national securities exchange, (ii) the last sale price if the Stock is then quoted on the NASDAQ National Market System or (iii) the average of the closing representative bid and asked prices of the Stock as reported on NASDAQ on the date as of which fair market value is being determined. If on the date of grant of any option granted under the Directors' Plan, the Stock is not publicly traded, the committee shall make a good faith attempt to satisfy the option price requirement and in connection therewith shall take such action as it deems necessary or advisable.

                  (h) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Directors' Plan, Option means an option that does not qualify as an Incentive Stock Option within the meaning of Section 422A of the Code.

                  (i) "Participant" means any Non-Employee Director designated by the Committee to participate in the Directors' Plan.

                  (j) "Stock" means the Common Stock of the Company.

                  (k) "Stock Indemnification Right" and "SIR" mean the right to receive a payment from the Company equal to the decline in value of a specified number of shares of Stock acquired upon exercise of a related Option hereunder and sold during a specified period of time.

                  (1) "Subsidiary" means any entity of which, at the time such Subsidiary status is to be determined, more than 50% of the combined voting power of such entity is directly or indirectly owned by the Company.

         2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Directors' Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

         Section 3.      Eligibility and Participation.

         3.1 Eligibility and Participation. Participants in the Directors' Plan shall be selected by the Committee from among Non-Employee Directors.

         Section 4.     Administration.

         4.1 Administration. The Committee shall be responsible for the general administration of the Directors' Plan. The Committee shall consist of three or more persons, all of whom shall be "disinterested persons" with respect to the Directors' Plan within the meaning of Rule 16b-3(d) (3) under the Securities Exchange Act of 1934, as amended. The members of the Committee shall not be eligible to receive options under the Directors' Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. The authority to grant Awards shall be vested in the Committee. Subject to the provisions of the Directors' Plan, the Committee, from time to time, shall determine the individuals to whom and the time or dines at which an Award shall be granted, and the number of shares to be subject to each Option or SIR, the Option price per share, the period of each Option, and the other terms and provisions of Awards, which may or may not be identical. The Committee may also interpret the Directors' Plan, prescribe, amend and rescind rules and regulations relating to the Directors' Plan, and make all other determinations necessary or advisable for the administration of the Directors' Plan. 'The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its shareholders and in accordance with the purpose of the Directors' Plan. The Committee's determination shall be in all cases conclusive. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee may be made, without notice or meeting, and may be evidenced by a writing signed by a majority of the Committee members.

         Section  5. Stock Subject to the Directors' Plan.

         5.1 Number. The total number of shares of Stock subject to Options under the Directors' Plan may not exceed 50,000 subject to adjustment upon occurrence of any of the events indicated in Section 5.3. The shares to be delivered under the Directors' Plan may consist, in whole or in part, of authorized by unissued Stock or treasury Stock, not reserved for any other purpose.

         5.2 Lapsed Options. If any Option granted under the Directors' Plan terminates, expires or lapses for any reason, any shares subject to such Option again shall be available for the grant of any Option.

         5.3 Adjustment in Capitalization. If there shall be any change in the Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Directors' Plan and outstanding options and SIRs shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Directors' Plan, the number of shares and the price per share subject to outstanding Options and SIRs, in order to prevent dilution or enlargement of Option or SIR rights.

         Section 6. Duration of Directors' Plan.

         6.1 Duration of Directors' Plan. The Directors' Plan shall remain in effect, subject to the Board's right to earlier terminate the Directors' Plan pursuant to Section 11.2 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Award may be granted under the Directors' Plan on or after the tenth (10th) anniversary of the Directors' Plan's effective date.

         Section 7. Stock Options.

         7.1 Grant of Options. Subject to the provisions of Sections 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant.

         7.2 Option Agreement. Each Option shall be evidenced by an Option agreement that shall specify the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Committee shall determine.

         7.3 Option Price. Options granted pursuant to the Directors' Plan shall have an Option price that is equal to the Fair Market Value of the Stock on the date the Option is granted.

         7.4. Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time it is granted.

         7.5 Exercise of Option. Options granted under the Directors' Plan shall be exercisable in whole or in part at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants, by the delivery of written notice of exercise to the Company.

         7.6 Payment. Except as allowed in the next sentence, payment in full, in cash or other means satisfactory to the Committee, shall be made for all Stock purchased at the time written notice of exercise of an Option is given to the Company. The Committee may, in its sole discretion, allow the Optionee, at the time an Option is exercised, to pay the total purchase price of the Stock, or any portion thereof, by means of transfer from the Optionee to the Company of previously acquired shares of the Company's common stock having a then current aggregate Fair Market Value, determined as of the close of business on the day preceding the transfer, equal to such total purchase price, or any portion thereof, or by a combination of cash and such previously acquired shares of the Company's Stock. Shares of Stock owned through employee benefit plans of the Company may be used if no adverse tax consequence to either the Participant or the Company would result.

         7.7 Restrictions on Stock Transferability. The Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Directors' Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

         7.8 Termination of Directorship. A Participant's rights hereunder or under any outstanding Option, shall not terminate because that Participant ceases to be a Director.

         7.9 Nontransferabilitv of Options. No Option granted under the Directors' Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Directors' Plan shall be exercisable during his lifetime only by such participant.

         Section 8. Stock Indemnification Right.

         8.1 Grant of Stock Indemnification Right. Stock Indemnification Rights may be granted to Participants at any time and from time to time as shall be determined by the Committee. SIRs may be granted only to persons on whom the Company or the Securities and Exchange Commission places a holding period restriction on Stock acquired upon the exercise of an Option, and shall be granted only in connection with Options, including already existing Options.

         8.2 Term of SIR, Except as provided in Section 8.3 hereof, the term of an SIR shall begin on the date the related Option is exercised, and shall end on the last day of the seventh calendar month following such exercise date.

         8.3 Lapse of SIRs. In the event that a holding period restriction shall no longer be applicable to a Participant, any SIR granted to such participant shall lapse 30 days after the receipt of notice by the Participant from the Company of such fact. Notwithstanding anything contained herein to the contrary, in the event that a Participant holding an SIR dies within six months of his exercise of a related Option, the SIR shall expire, and the SIR shall lapse, on the earlier of (i) a date that is 30 days after the Participants executor or personal representative is duly appointed and qualified or (ii) the last day of the seventh calendar month after the date such Option was exercised.

         8.4 Payment of SIRs. Upon the sale of Stock acquired by exercise of an Option accompanied by an SIR at any time during the seventh calendar month following the date such Option is exercised, the Company shall make a payment to the holder of the SIR equal to the difference between (a) the Fair Market Value on the date of exercise of each share of Stock acquired upon exercise of the Option accompanied by the SIR and (b) the Fair Market Value on the date of sale of each share of the Stock acquired upon exercise of the Option, sold by the Participant during the seventh month of the period, if the Fair Market Value of the Stock sold is less than the Fair Market Value of the Stock subject to the Option on the date such Option is exercised.

         8.5 Form and Timing of Payment. Payment of an SIR shall be made as soon as practicable after notice by the Participant to the company of the sale, in cash.

         8.6 Nontransferabilitv of SIRs. No SIR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

         8.7 SIR Agreement. Each SIR shall be evidenced by an SIR agreement (which may be included in any agreement with respect to a related Option) specifying the Option to which the SIR relates and containing such other provisions as the Committee shall determine.

         Section 9. Beneficiary Designation.

         9.1 Beneficiary Designation. Each participant under the Directors' Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Directors' Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

         Section  10. Rights of Directors.

         10.1 Service on Board. Nothing in the Directors' Plan or in any Option Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Director's service on the Board at any time, nor confer on any Director any right to service on the Board of the Company or any of its Subsidiaries.

         10.2 Participation. No Director shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

         Section  11. Miscellaneous.

         11.1 Securities Matters. The exercise of an Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Stock pursuant to such exercise will not violate any state or federal securities or other laws. The Optionee desiring to exercise an Option may be required by the Company, as a condition of the effectiveness of any exercise of Option, to agree in writing that all shares of Stock to be acquired pursuant to such exercise shall be held for his or her own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend-end to that effect and that such shares will not be transferred or disposed of except in compliance with applicable federal and state laws. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option in order to allow the issuance of Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under the federal or state securities laws. The Company shall inform the Optionee in writing of its decision to defer the effectiveness of the exercise of an Option. During the period that the effectiveness of the exercise of an Option has been deferred, the Optionee may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Stock to be issued hereunder or to effect similar compliance under any state laws.

         11.2 Amendment, Modification, and Termination of Directors' Plan. The Board at any time may terminate, and from time to time may amend or modify the Directors' Plan. No amendment, modification, or termination of the Directors' Plan shall in any manner adversely affect any Award theretofore granted under the Directors' Plan, without the consent of the Participant.

         11.3 Status of Option. In no event shall Options granted hereunder be deemed to be Incentive Stock Options meeting- the requirements of Section 422A of the Code.

         Section 12.     Tax Withholding.

         12.1 Tax Withholding . The Company shall have the power to withhold from Director fees and other amounts owing to a Participant, or require a Participant to remit to the company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Directors' Plan.

         12.2 Use of Stock for Tax Withholding. In order to assist participants in paying federal and state income taxes required to be withheld upon the exercise of an Option, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to elect to satisfy such income tax withholding obligation by having the company withhold a portion of the Stock otherwise to be delivered upon exercise of such Option with a fair market value equal to the taxes required to be withheld. If a Participant makes an election to use Stock to pay income tax withholding obligations and the Participants tax date is deferred for six months from the date of exercise of the Option, the optionee will initially receive the full amount of shares, but will be unconditionally obligated to surrender to the Company on the tax date the proper number of shares to satisfy the withholding obligation, plus cash for any remainder of the withholding obligation, including
- ng any fractional share withholding amount. Participants who are it officers" or "directors" of the Company, as those terms are used in Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16(b)"), may only elect to use Stock to satisfy income tax withholding obligations in compliance with the rules established by the Committee to comply with Section 16(b).

         Section 13. Requirements of Law.

         13.1 Requirements of Law. The granting of Awards and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         13.2 Governing Law. The Directors' Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.


              LECTEC CORPORATION 1991 DIRECTORS' STOCK OPTION PLAN
                                   AMENDMENT 1

         LecTec Corporation, during a meeting of its Board of Directors on February 26, 1991, approved a resolution to increase the number of shares available for issue to 100,000 from 50,000 as originally stated in Section 5.1 of the 1991 Directors' Stock Option Plan.


              LECTEC CORPORATION 1991 DIRECTORS' STOCK OPTION PLAN
                                   AMENDMENT 2

         LecTec Corporation, during a meeting of its Board of Directors on March 15, 1996, approved a resolution to amend Paragraph 7.9 of Section 7 of the LecTec Corporation 1991 Directors' Stock Option Plan as follows:

         "Nontransferability of Options. No option granted under the Directors' Plan may be sold, pledged, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution, excepting the transfer or assignment of fully vested and exercisable options for gifting purposes."

         The Company then proposed and received Shareholder approval for this Amendment during the Regular Shareholders' Meeting convened on November 18, 1996.